Subsequent Events	6 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
18.	SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements were issued on March 11, 2022. There are two types of subsequent events: (1) recognized, or those that provide additional evidence with respect to conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements, and (2) non-recognized, or those that provide evidence with respect to conditions that did not exist at the date of the balance sheet but arose subsequent to that date.

On October 29, 2021, the Company, through Meta Rich, together with Antalpha Technologies Limited, a British Virgin Islands business company (“Antalpha”), formed Metalpha Limited, a British Virgin Islands business company (“Metalpha”). Meta Rich holds 51%, and Antalpha holds 49%, of the equity interests in Metalpha.

On December 23, 2021, Metalpha entered into a Product Purchase Agreement and a Trading Account Management Agreement with Antalpha, pursuant to which Antalpha purchased from Metalpha various cryptocurrency derivative products. The underlying assets of the cryptocurrency derivative products included Bitcoin, Ethereum, Binance Coin, and Tether. As of February 28, 2022, the aggregate value of the products purchased was approximately $5 million.

As of March 11, 2022, there are no other subsequent events that require disclosure in accordance with FASB ASC Topic 855, “Subsequent Events.”